                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 28, 2001
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

             1000 Crawford Place, Suite 400, Mt. Laurel, NJ  08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On August 28, 2001, Mace Security International, Inc., a Delaware corporation (the "Registrant"), through its wholly owned subsidiary, Mace Car Wash, Inc. (the "Company"), sold substantially all of the assets of Gabe's Plaza Car Wash in Morrisville, Pennsylvania ("Gabe's") to 225 Plaza Boulevard,
Inc. (the "Purchaser"). Pursuant to the terms and conditions of the Agreement of Sale, the Company sold the real estate, inventory, fixed assets, trade names and trademarks, and intangibles of the car wash operation located in Morrisville, Pennsylvania. The Purchaser is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the sale transaction set forth herein is qualified in its entirety by reference to the Agreement of Sale, which is filed herewith as Exhibit 2.1.

     At Closing, under the Agreement of Sale, the Company received from the Purchaser an aggregate cash sales price of $1.2 million. The Company utilized approximately $315,000 of the sale proceeds to payoff a promissory note which was secured by a first mortgage on the real estate sold.


Item 7.        Financial Statements and Exhibits.

               (a)  Financial Statements of Business Acquired.

                    Not applicable.

               (b)  Pro Forma Financial Information.

                    Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2000 (Unaudited)
                    Pro forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2001 (Unaudited)
                    Pro forma Consolidated Balance Sheet as of June 30, 2001
                     (Unaudited)

               (c)  Exhibits.

                    2.1 Agreement of Sale dated August 28, 2001 between Mace Car Wash, Inc. and 225 Plaza Boulevard, Inc.

                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 2001           MACE SECURITY INTERNATIONAL, INC.


                                     By: /s/ Gregory M. Krzemien
                                         -----------------------
                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
          OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000 AND THE
                        SIX MONTHS ENDED JUNE 30, 2001


The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 give effect to the disposition of the assets of Gabe's discussed in
Item 2 as if the transaction had occurred on January 1, 2000. The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of Mace Security International, Inc. would have been, had the transaction to which such data gives effect been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of Mace Security International, Inc. that may exist in the future. In addition, it should be noted that the Company's consolidated financial statements will reflect the disposition only from August 28, 2001, the closing date. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the consolidated financial statements and notes of Mace Security International, Inc. as of December 31, 2000 and for each of the two years in the period then ended appearing in the Company's Form 10-KSB.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 2000
               (In thousands, except shares and per share data)

                                                         Mace
                                                       Security          Pro Forma
                                                     International,     Adjustments          Pro Forma
                                                          Inc.           Gabe's (1)         Consolidated
                                                     -------------      -------------      --------------
Revenues                                             $      48,003      $         398      $      47,605

Cost of revenues                                            35,117                186             34,931

Selling, general and administrative
     expenses                                                7,303                 29              7,274
Depreciation and amortization                                2,467                 27              2,440
Costs of terminated acquisitions                               580                  -                580
Asset write-downs                                              138                  -                138
                                                     -------------      -------------      -------------

Operating income                                             2,398                156              2,242

Interest expense, net                                       (3,013)               (30)            (2,983)
Other income                                                   408                 19                389
                                                     -------------      -------------      -------------
(Loss) income from continuing operations
     before income taxes                                      (207)               145               (352)

Income tax (benefit) expense                                   (66)                46               (112)
                                                     -------------      -------------      -------------
(Loss) income from continuing operations             $        (141)     $          99      $        (240)
                                                     =============      =============      =============

Net loss per share                                   $       (0.01)                        $       (0.01)
                                                     =============                         =============

Weighted average number of
     shares outstanding                                 24,476,842                            24,476,842
                                                     =============                         =============

(1) To eliminate the results of operations for Gabe's for the year ended December 31, 2000.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2001
               (In thousands, except shares and per share data)

                                                          Mace
                                                        Security           Pro Forma
                                                     International,       Adjustments        Pro Forma
                                                          Inc.             Gabe's (1)       Consolidated
                                                    ----------------     -------------     --------------
Revenues                                            $         25,871     $         256     $      25,615

Cost of revenues                                              18,228                90            18,138

Selling, general and administrative
     expenses                                                  3,757                24             3,733
Depreciation and amortization                                  1,353                14             1,339
Costs of terminated acquisitions                                  73                 -                73
                                                    ----------------     -------------     -------------

Operating income                                               2,460               128             2,332

Interest expense, net                                         (1,551)              (12)           (1,539)
Other income                                                     139                10               129
                                                    ----------------     -------------     -------------
Income from continuing operations
     before income taxes                                       1,048               126               922

Income tax expense                                               388                46               342
                                                    ----------------     -------------     -------------
Income from continuing operations                   $            660     $          80     $         580
                                                    ================     =============     =============

Net income per share                                $           0.03                       $        0.02
                                                    ================                       =============

Weighted average number of
     shares outstanding                                   25,498,502                          25,498,502
                                                    ================                       =============

(1) To eliminate the results of operations for Gabe's for the six months ended June 30, 2001.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of June 30, 2001
                                (In thousands)

                                                            Mace Security                    Pro Forma          Pro Forma
                                                        International, Inc.   Gabe's (1)   Adjustments        Consolidated
                                                        -------------------   ----------   -----------       --------------
ASSETS
Current assets:
       Cash and cash equivalents                          $          5,224     $      -      $     874   (2)   $      6,098


       Accounts receivable, net                                        973            -              -                  973
       Inventories                                                   2,271            2              -                2,269
       Deferred income taxes                                           115            -              -                  115
       Prepaid expenses and other                                    2,315            6              -                2,309
                                                          ----------------     --------      ---------         ------------
                     Total current assets                           10,898            8            874               11,764

       Property and equipment, net                                  72,339          965              -               71,374


       Intangibles, net                                             21,632            -              -               21,632


       Other assets                                                    205          351            347   (3)            201

                                                          ----------------     --------      ---------         ------------
                     Total Assets                         $        105,074     $  1,324      $   1,221         $    104,971
                                                          ================     ========      =========         ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Current portion of long term debt                             2,655            -           (103)  (2)          2,552
       Accounts payable                                   $          2,125     $      7      $       -         $      2,118
       Accrued expenses                                              2,750            3             21   (2)          2,768
       Income taxes payable                                             78            -             82   (4)            160
       Deferred revenue                                                144            -              -                  144

                                                          ----------------     --------      ---------         ------------
       Total current liabilities                                     7,752           10              -                7,742

Deferred income taxes                                                  582            -              -                  582
Long term debt, less current portion                                33,145            -           (233)  (2)         32,912
                                                          ----------------     --------      ---------         ------------
                     Total liabilities                              41,479           10           (233)              41,236

Stockholders' equity:
                     Common stock                                      254            -              -                  254


       Additional paid-in capital                                   69,963          927            927               69,963


       (Accumulated deficit) retained earnings                      (6,622)         387            527               (6,482)
                                                          ----------------     --------      ---------         ------------

                     Total stockholders' equity                     63,595        1,314          1,454               63,735
                                                          ----------------     --------      ---------         ------------

                     Total liabilities and
                              stockholders' equity        $        105,074     $  1,324      $   1,221         $    104,971
                                                          ================     ========      =========         ============

Notes to Unaudited Pro Forma Consolidated Balance Sheet Adjustments

The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2001 has been adjusted to reflect the financial position of the Company after giving effect to the following:

     (1) On August 28, 2001, the Company sold all of the car wash related assets of Gabe's Plaza Car Wash (Gabe's) pursuant to the terms of an Agreement of Sale dated August 28, 2001 for an aggregate cash sale price of $1,200,000.
     (2)  To reflect consideration received from Purchaser as described in Item
          2.
     (3)  To reflect settlement of intercompany balances.
     (4)  To reflect income tax liabilities of related transaction.

                                 EXHIBIT INDEX


Exhibit   Description
          -----------
No.
---

2.1 Agreement of Sale dated August 28, 2001 between Mace Car Wash, Inc. and 225 Plaza Boulevard, Inc.